EXHIBIT 99.2
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                     CHIEF FINANCIAL OFFICER'S CERTIFICATION
                   TO U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Form 10-KSB of ZAP for the year ended December 31, 2002, William Hartman, Chief Financial Officer of ZAP, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(3) such Form Type of ZAP for the year ended December 31, 2002,fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange of 1934; and

(4) the information contained in such Form 10-KSB of ZAP for the year ended December 31, 2002,fairly presents, in all material respects, the financial condition and results of operations of ZAP.



/s/  William Hartman
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William Hartman
Chief Financial Officer


March 28, 2003